Virtus Herzfeld Fund and Virtus Horizon Wealth Masters Fund,

each, a series of Virtus Opportunities Trust

Supplement dated June 18, 2020 to the Summary and Statutory Prospectuses

and Statement of Additional Information, each dated January 28, 2020, as supplemented

Important Notice to Investors

On June 17, 2020, the Board of Trustees of Virtus Opportunities Trust approved a Plan of Liquidation of Virtus Herzfeld Fund and Virtus Horizon Wealth Masters Fund (the “Funds”), pursuant to which the Funds will be liquidated (the “Liquidation”) on or about August 18, 2020 (“Liquidation Date”).

Effective August 5, 2020 the Funds will be closed to new investors and additional investor deposits. The Funds’ investments may be sold in advance of the Funds being closed to new investors and additional investor deposits.

At any time prior to the Liquidation Date, shareholders may redeem their shares or exchange their shares of the Funds for shares of the same class of any other Virtus Mutual Fund. There will be no fee or sales charges associated with exchange or redemption requests.

Prior to the Liquidation Date, the Funds will begin engaging in business and activities for the purposes of winding down the Funds’ business affairs and transitioning some or all of the Funds’ portfolios to cash and cash equivalents in preparation for the orderly liquidation and subsequent distribution of its assets on the Liquidation Date. During this transition period, the Funds will no longer be pursuing their investment objectives or be managed consistent with their investment strategies as stated in the Prospectuses. This is likely to impact the Funds’ performance. The impending Liquidation of the Funds may result in large redemptions, which could adversely affect the Funds’ expense ratios. Those shareholders who remain invested in the Funds during part or all of this transition period may bear increased brokerage and other transaction expenses relating to the sale of portfolio investments prior to the Liquidation Date.

On the Liquidation Date, any shares of the Funds outstanding will be automatically redeemed as of the close of business, except shares held in BNY Mellon IS Trust Company custodial accounts, which will be exchanged for shares of the Virtus Newfleet Low Duration Core Plus Bond Fund. Shareholders with BNY Mellon IS Trust Company custodial accounts should consult the prospectus for the Virtus Newfleet Low Duration Core Plus Bond Fund for information about that fund. The proceeds of any redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all charges, taxes, expenses and liabilities. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Fund shareholders of record at the time of the Liquidation. Additionally, the Funds must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final liquidation distribution. Each Fund intends to distribute substantially all of its net investment income prior to the Liquidation.

Although shareholders are expected to receive proceeds of the Liquidation in cash, proceeds distributed to shareholders may be paid in cash, cash equivalents, or portfolio investments equal to the shareholder’s proportionate interest in the net assets of the Funds (the latter payment method, “in kind”). Shareholders who receive proceeds in-kind should expect (i) that the in-kind distribution will be subject to market and other risks, such as liquidity risk, before sale, and (ii) to incur transaction costs, including brokerage costs, when converting the investments to cash.

Because the exchange or redemption of your shares could be a taxable event, we suggest you consult with your tax advisor prior to the Funds’ Liquidation.

Investors should retain this supplement with the Prospectus and

Statement of Additional Information for future reference.

VOT 8020/Herzfeld-HWMFundsClosing (6/2020)